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                                                                   EXHIBIT 10.16


                    LEASE AGREEMENT WITH OPTION TO PURCHASE


         THIS LEASE AGREEMENT (the "Lease") is entered into by and between SMITH INDUSTRIES, INCORPORATED, a Texas corporation debtor-in-possession in a proceeding pending under Chapter 11 of the United States Code pending in the United States Bankruptcy Court (the "Bankruptcy Court"), Southern District of Texas, Houston Division, as Case No. 94- 43705-H3-11 ("Landlord") and HANOVER COMPRESSOR COMPANY, a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

         It is agreed by the parties hereto as follows:

         1.      DESCRIPTION OF PREMISES.

         Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord those certain premises ("Demised Premises") situated within the County of Colorado, State of Texas described on Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, easements and appurtenances belonging to or in any way pertaining to the Demised Premises and all improvements now situated or to be erected upon the Demised Premises.

         2.      TERM.

         The term of this Lease shall be for a period of 24 months, commencing on a date that the Demised Premises are ready for occupancy, but in no event later than May 31, 1995, and terminating 24 months thereafter, unless sooner terminated as provided in this Lease.

         Tenant shall give at least three (3) days advance written notice to Landlord providing that Tenant shall commence occupying the Demised Premises.

         3.      RENT.

                 a) Tenant shall perform all covenants and obligations as stated herein, including making all monthly rental payments and all other payments to Landlord provided for herein during the term of this Lease.

                 b) Tenant shall pay Landlord rent for the Demised Premises in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00) per month. The first of such monthly rental payments is due and payable on ______, 1995, with a like monthly rental payment being due and payable on the first day of each succeeding calendar month thereafter during the term of this Lease; provided that, in the event the Lease term shall not commence or end on the first day of a calendar month, the rent for any fractional calendar month following the commencement or proceeding the end of the term of this Lease shall be pro rated accordingly.
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                 c)       All payments of monthly rent hereunder shall be made
to Landlord at its address stated in Paragraph 30 herein, or to such other address the Landlord may designate from time to time in writing to Tenant. Should Tenant fail to timely pay any installment of monthly rent due hereunder, Landlord shall have the option to charge Tenant a late fee equal to ten percent (10%) of the delinquent installment. In the event the monthly rent due remains unpaid after the expiration of thirty (30) days from its due date, interest shall accrue thereon at the rate of ten percent (10%) per annum but in no event to exceed the maximum rate allowed under applicable law.

                 d) The obligation of Tenant to pay rent hereunder and the obligations of Tenant to perform other covenants and duties hereunder constitute independent and unconditional obligations to be performed at all times as provided for herein. All obligations of Landlord hereunder are covenants and not conditions to Tenant's performance of obligations hereunder; Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against, withhold, deduct or off-set against, any rentals and other sums provided hereunder to be paid to Landlord by Tenant.

         4.      USE.

                 a) The premises are leased to the Tenant for the purpose of conducting an oil and gas equipment fabrication business, or with any other lawful business with prior written notice to Landlord.

                 b) Tenant shall not commit or suffer to be committed any waste on the Demised Premises nor shall Tenant permit the Demised Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire, environmental contamination or otherwise or which would in any way increase or render void any of the liability insurance, including, but not limited to, the fire insurance on the Demised Premises or contents in the buildings. Tenant and Landlord hereby acknowledge that the business of Tenant will require the use of hazardous substances, and Tenant hereby agrees that it will comply with all applicable governmental licensed regulations. In addition, Tenant shall not change its status as a licensed user of such hazardous substances or cause or permit the storage, manufacture, transportation or treatment in any manner of hazardous substances, hazardous waste, or toxic waste on the Demised Premises, and shall not install or permit to be installed any asbestos containing material or underground storage tanks thereon.





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         5.      ACCEPTANCE OF PREMISES.

                 a) Tenant acknowledges that it has fully inspected the Demised Premises and accepts same in their present condition, "AS IS, WHERE IS" and with all faults. Tenant further acknowledges that Landlord makes no representations or warranties, express, implied or statutory, relating to the Demised Premises or the improvements and structures located thereon, including, without limitation, any representations, or warranties relating to the improvements' and structures' condition, suitability for any intended purpose, or compliance with any applicable laws, statutes, ordinances or regulations; the quality or condition of the Demised Premises; the suitability or safety of the Demised Premises for any and all activities and uses which Tenant may conduct thereon, the environmental condition of the Demised Premises and the presence or absence of or contamination by hazardous or toxic materials or the compliance of the Demised Premises with all regulations or laws relating to health or the environment; or the soil conditions, drainage, flooding characteristics, topography, geologic conditions, utilities or other conditions existing in or on the Demised Premises. Landlord and Tenant expressly disclaim any implied warranty that the Demised Premises are suitable for Tenant's intended commercial purpose. Tenant hereby expressly assumes all risks, liabilities, claims, damages and costs (and agrees Landlord shall not be liable for any special, indirect, consequential or other damages) resulting or arising from or related to the Demised Premises or other use, condition, location, maintenance, repair or operation thereof; expressly provided that, Tenant shall not be responsible for any damages to the Demised Premises that were existing prior to the occupancy of the Demised Premises by Tenant.

                 b) In connection with the option to purchase the Demised Premises contained in Paragraph 28 hereof, Tenant acknowledges that during the term of this Lease, it shall have the right to make such inspections and perform such examinations and investigations of the Demised Premises as it may require, at its sole cost and expense, including specifically, without limitation, examinations and inspections relating to the status of title of the Demised Premises; the surveying of the Demised Premises; the electrical, mechanical, topographical, geological and environmental condition of the Demised Premises; and the presence of hazardous wastes and toxic materials on the Demised Premises; provided however, upon termination of this Lease, Tenant shall deliver the Demised Premises to Landlord in good order and condition and in substantially the same condition as of the commencement of this Lease, excepting reasonable wear and tear.

         6.      MAINTENANCE.

                 a) Tenant shall, at its own expense, during the term of this Lease, maintain all of the Demised Premises in good repair and condition, including all necessary replacements, and any periodic repainting and resurfacing that is required to prevent





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deterioration thereof. Subject to the provisions herein, upon termination of this Lease, Tenant shall deliver the Demised Premises to Landlord in good order and condition and in substantially the same condition as of the commencement of this Lease, excepting reasonable wear and tear.

                 b) Landlord shall not be required to furnish any services or make any repairs or alterations in or to the Demised Premises, throughout the term of this Lease, the Tenant hereby assuming the full and sole responsibility for the maintenance, repair and protection of the Demised Premises.

         7.      ALTERATIONS.

                 a) Tenant shall not create any openings in the roof or exterior walls, nor make any alterations, additions or improvements to the exterior Demised Premises without prior written consent of Landlord. Consent for minor alterations, additions, or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to make alterations and improvements to the interior of the building on the Demised Premises and at all times to install Tenant's shelves, bins, machinery, equipment and trade fixtures, provided Tenant complies with all applicable governmental laws, ordinances and regulations, and further provided that such installations by Tenant shall not cause any structural or other damage or deface the Demised Premises. Providing Tenant is not in default of any of the terms, covenants or conditions of this Lease, Tenant shall have the right to remove at the termination of this Lease such items so installed, including any machinery or equipment installed and paid for by Tenant, if any (as specifically differentiated from any such equipment owned by Landlord); however, Tenant shall, prior to the termination of this Lease, promptly repair any damage caused by such removal.

                 b) Except as otherwise provided above regarding Tenant's right to remove certain installations or additions, all alterations, additions and improvements made by Tenant shall become the property of Landlord at the termination or expiration of this Lease, or Landlord may require Tenant to remove such alterations, additions and improvements and any other property placed in or on the Demised Premises by Tenant and restore the property to its original condition, and Tenant shall repair any damage caused by such removal and leave the Demised Premises in a broom clean and orderly condition.

         8.      COMPLIANCE WITH LAW.

         Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Demised Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Demised Premises, all at Tenant's sole





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risk and expense. Tenant hereby indemnifies and holds the Landlord, its officers, directors, employees and agents harmless from and against any and all liability, loss, damages, claims, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and court costs) incurred or suffered by Landlord, its officers, directors, employees and agents arising from the violation of any such laws, rules, ordinances or regulations by Tenant.

         9.      ASSIGNMENT AND SUBLEASING.

                 a) Tenant shall be permitted, with thirty (30) days prior written notice to Landlord, to assign this Lease or sublet the Demised Premises or any portion thereof. In the event Tenant effects a transfer in connection with a merger, a share exchange or sale of all or substantially all of the assets of Tenant, Tenant shall be permitted, upon providing written notice to Landlord, to assign the option to purchase the Demised Premises contained in Paragraph 28 hereof. Any permitted assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of Paragraph 4 pertaining to the use of the Demised Premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Demised Premises without first obtaining a written agreement from assignee or sublessee whereby assignee or sublessee agrees to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the even of the occurrence of an event of default while the Demised Premises are assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant for the performance of its obligations hereunder.

                 b) Landlord shall have the right to sell, convey, transfer or assign, in whole or in part, all and every feature of Landlord's rights and obligations hereunder and in the Demised Premises. Upon the occurrence of such sale, conveyance, transfer or assignment, Landlord shall be immediately and unconditionally released from all obligations hereunder. Upon any such sale or conveyance, the purchaser or transferee of the Demised Premises shall be substituted as to all rights and obligations of Landlord.

         10.     FIRE AND CASUALTY DAMAGE.

         If the building or other improvements on the Demised Premises should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. The rights and obligations of Landlord and Tenant in the event of such casualty shall be as follows:





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                 a)       Total Destruction:  If the building situated on
the Demised Premises should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged that rebuilding or repairs cannot reasonably be completed within one hundred and twenty (120) working days after the date of written notification by Tenant to Landlord of the happening of the damage, either the Landlord or Tenant may terminate this Lease, and the rent shall be abated for the unexpired portion of this Lease from the date of destruction; provided, however, that if Landlord given Tenant written notification of its intent to terminate this Lease, Tenant shall have the right, for a period of thirty (30) days following any such notice, to exercise its option to purchase the Demised Premises in accordance with the terms and provisions of Paragraph 28.

                 b) Partial Destruction: If the building or other improvements situated on the Demised Property should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot be reasonable completed within sixty (60) working days from the date of written notification by Tenant to Landlord of the happening of the damage, this Lease shall not terminate, but Landlord shall, subject to the terms of (c) below, out of the insurance proceeds, proceed with reasonable diligence to rebuild or repair such building and other improvements to substantially the condition in which they existed prior to such damage. If the Demised Premises are to be rebuilt or repaired and are untenantable in whole or in part following such damage, and such damage was not caused by act or negligence of the Tenant, its agents, employees, invitees or those for whom the Tenant is responsible, the rent payable hereunder during the period in which they are untenantable shall be adjusted to such extent as may be fair and reasonable under all of the circumstances.

                 c) Notwithstanding the foregoing, Tenant acknowledges that the insurance proceeds relating to the Demised Premises have been assigned by Landlord to Texas Commerce Bank National Association ("Bank") in accordance with the terms of that certain Deed of Trust and Security Agreement (the "Deed of Trust") dated as of June 1, 1994, executed by Landlord in favor of Bank. Tenant further acknowledges that such proceeds may be applied to Landlord's indebtedness to Bank at the option of Bank. In the event that Bank applies insurance proceeds to Landlord's indebtedness to it and Landlord does not make the repairs as described in (b) above, (i) Tenant shall have the right to terminate the Lease; or (ii) provided that Tenant elects to purchase the Demised Premises in accordance with Paragraph 28 hereof, Tenant shall receive a credit to the Purchase Price (as hereinafter defined) in the amount of the insurance proceeds applied against Landlord's indebtedness to Bank.





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         11.     CONDEMNATION.

                 a) If, during the term of this Lease, all or a substantial part of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Demised Premises by the condemning authority.

                 b) If less than a substantial part of the Demised Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) situated on the Demised Premises in order to make the same reasonably tenantable and suitable for the uses for which the Demised Premises are leased as defined in Paragraph 4. The rent payable hereunder during the unexpired portion of this Lease shall be reduced on an average price basis that depends on whether improvements or raw land was condemned and an abatement that is based on the value of the property actually taken in proportion to the number of square feet condemned.

                 c) Landlord and Tenant shall each be entitled to receive such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards. Notwithstanding the foregoing, any such awards received by Landlord have been collaterally assigned by Landlord to Bank in accordance with the terms of the Deed of Trust; and Tenant agrees that, upon demand from Bank, it shall immediately send any such awards received by it for the account of the Landlord to Bank. In the event that Bank applies condemnation award to Landlord's indebtedness to it and Landlord doe snot make the repairs as described in (b) above, and Tenant elects to purchase the Demised Premises in accordance with Paragraph 28 hereof, Tenant shall receive a credit to the Purchase Price (as hereinafter defined) in the amount of the condemnation awards applied against Landlord's indebtedness to Bank.

         12.     INDEMNITY AND PUBLIC LIABILITY INSURANCE.

                 a) Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises, caused by the negligence or misconduct





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of Tenant, its agents, servants, employees, or of any other person entering upon the Demised Premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the Demised Premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Demised Premises, or due to any other cause whatsoever, and Tenant agrees to indemnify Landlord and hold it harmless from and against any loss, expense or claims including attorneys' fees, arising out of any such damage or injury, INCLUDING LANDLORD'S OWN NEGLIGENCE, except injury to persons or damage to property the cause of which is the gross negligence or willful misconduct of the Landlord. Tenant agrees that such indemnification shall survive the expiration or termination of the Lease.

                 b) Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring Landlord, Tenant and Bank against all claims, demands, or actions arising out of or in connection with: (i) the Demised Premises; and (ii) the condition of the Demised Premises. The limits of such policy or policies shall be in the amount of not less than $1,000,000 per person and $2,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $1,000,000 per occurrence in respect to property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Current certificates of insurance naming Landlord and Bank as additional insured, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certificates of insurance of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord and Bank before such policy may be cancelled or changed to reduce insurance provided thereby.

                 c) If Tenant should fail to comply with the foregoing requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rental hereunder, the premium cost thereof plus interest at the rate of ten percent (10%) per annum from the date of payment by Landlord until repaid by Tenant.

         13.     QUIET ENJOYMENT.

         Subject to Bankruptcy Court approval, Landlord covenants, warrants and represents that it has full right and power to execute this Lease and to grant the estate demised herein and that Tenant, upon payment of the rents herein reserved, and performing the terms, conditions, covenants, and agreements herein contained, shall peaceably and quietly have, hold and enjoy the Demised





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Premises during the full term of this Lease. Notwithstanding anything herein to the contrary, Tenant accepts this Lease subject and subordinate to any recorded mortgage, deed of trust or any other lien presently existing upon the Demised Premises. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest hereunder to any mortgage, deed of trust or other lien hereafter placed on the Demised Premises, provided same is then recorded, and Tenant agrees upon demand to execute such further instruments subordinating this Lease as Landlord may request, provided such further subordination shall be upon the express condition that this Lease shall be recognized by the mortgagee and that the rights of the Tenant shall remain in full force and effect during the term of this Lease, so long as the Tenant shall continue to perform all the covenants of this Lease. Landlord hereby agrees to use its good faith efforts to obtain an agreement of quiet enjoyment and nondisturbance from Bank.

         14.     REAL ESTATE TAXES.

                 Tenant shall pay all taxes and assessments which may be levied or assessed upon the Demised Premises, and Tenant shall provide proof of such payment to Landlord by copies of receipts furnished to Tenant prior to delinquency; provided that, all real estate taxes and assessments on the Demised Premises shall be prorated accordingly between Landlord and Tenant with respect to the tax year in which this Lease commences, and in the event the option provided in Paragraph 28 is not exercised by Tenant, with respect to the tax year in which this Lease expires or is terminated.

         15.     FIRE AND EXTENDED COVERAGE INSURANCE.

                 a) Tenant agrees, at its sole cost and expense, to keep the building and improvements leased hereunder insured to the full extent of the insurable replacement value thereof in reliable companies against loss or damage by fire or other causes insured by extended coverage. Any proceeds from such insurance shall be payable to Landlord or to Tenant as their interests in the improvements may appear.

                 b) All such insurance policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Current certificates of insurance naming Landlord and Bank as additional insured, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certificates of insurance of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord and Bank before such policy may be cancelled or changed to reduce insurance provided thereby.





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                 c)       If Tenant should fail to comply with the foregoing
requirements relating to insurance, Landlord may obtain such insurance, and Tenant shall pay to Landlord on demand, as additional rental hereunder, the premium cost thereof plus interest at the rate of ten percent (10%) per annum from the date of payment by Landlord until repaid by Tenant.

         16.     UTILITIES.

         Tenant accepts the present utility service connections to the Demised Premises. Tenant shall pay the cost of all utility services, including, but not limited to, all gas, water, sewer charges and electricity used by Tenant on the Demised Premises. In the event Tenant exercises its option to purchase the Demised Premises in accordance with the terms and provisions of Paragraph 28, Landlord may seek the return of any deposits currently held by a utility, and Tenant shall be responsible for providing any new deposit required.

         17.     WAIVER OF SUBROGATION.

         Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this Lease for any and all loss of, or damage to, any of its property located within or upon, or constituting a party of, the Demised Premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued its policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

         18.     LIENS.

         If any act or omission of Tenant or claim against Tenant results in a lien or claim of lien against Landlord's title, Tenant, upon notice thereof, is obligated to and shall promptly remove or release same by posting of bond or otherwise. If not so released in thirty (30) days after notice to Tenant to do so, Landlord shall have the right (but not the obligation) to pay or





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discharge the same without inquiry as to the validity thereof and the costs therefor expended by Landlord shall be paid by Tenant on written demand. Tenant may contest said lien by first furnishing Landlord with a good and sufficient surety bond issued on terms acceptable to Landlord by a reputable surety company.

         19.     LANDLORD'S EXPENDITURES.

         Landlord shall have the right (but not the obligation) in the event of the Tenant's failure, omission or inadequate compliance with any of its undertakings hereunder, to make all expenditures or to do such acts and things necessary to fulfill and satisfy any such undertakings. Such expenditures and costs in connection therewith shall be at the Tenant's expense and shall be payable upon demand. The Tenant shall also pay the Landlord's reasonable costs and expenses, including the reasonable attorneys' fees, which may be occasioned in enforcing the Tenant's obligations hereunder.

         20.     WAIVER AND CUMULATIVE RIGHTS.

         No waiver of any breach of this Lease by Tenant or Landlord shall be considered to be a waiver of any other or subsequent breach. All rights and remedies of Landlord or Tenant herein provided or allowed by law shall be cumulative.

         21.     DEFAULT BY TENANT.

         The following events shall be deemed to be events of default under this Lease:

                 a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due, and such failure shall not be cured within ten (10) days after written notice thereof to Tenant. Landlord shall only be obligated to give Tenant notice of default in payment twice in any calendar year; after giving notice twice, Tenant's cure period shall commence on the day after the payment is due.

                 b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within twenty (20) days after written notice thereof to Tenant.

                 c) Insolvency of Tenant, or the making of a transfer in fraud of creditors, or an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligations.

                 d) Filing of a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof by Tenant or any guarantor of Tenant's obligations, or the adjudication of





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Tenant or such guarantor as a bankrupt or insolvent in any such proceeding.

                 e) Appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder.

                 f) Abandonment by Tenant of any substantial portion of the Demised Premises or cessation of use of the Demised Premises for the purpose leased.

         22.     REMEDIES OF LANDLORD.

         Upon the occurrence of any of the events of default listed in Paragraph 21, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                 a) Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or arrearages in rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.

                 b) Enter upon and take possession of the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the Demised Premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorney's fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

                 c) Enter upon the Demised Premises, without terminating this Lease and without being liable for any prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of 10% per annum from the date expended until paid. Landlord shall not be liable for any damages





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resulting to the Tenant from such action, whether caused by negligence of
Landlord or otherwise.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

         23.     LANDLORD'S LIEN.

         In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all vehicles, trailers, goods, wares, inventory, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the Demised Premises, together with the proceeds from the sale or lease thereof, subject to and subordinate to any first and prior liens on assets of Tenant by bank of Tenant. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of any event of default, Landlord may, in addition to any other remedies provided herein or by law or equity, enter upon the Demised Premises and take possession of any and all goods, wares, inventory, equipment, fixtures, furniture and other personal property of Tenant situated on the Demised Premises without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made under this paragraph shall be deemed to have been conducted in a commercially reasonable manner if held on the Demised Premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Colorado County, Texas for five (5) consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this paragraph, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

         24.     ATTORNEYS' FEES.

         If, on account of any breach or default by Landlord or Tenant of their respective obligations under this Lease, it shall become necessary for the other to employ an attorney to enforce or defend any of its rights or remedies hereunder, and should such party prevail, it shall be entitled to any reasonable attorneys' fees incurred in such connection.

         25.     USE OF LANGUAGE.

                 Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular shall be held to include the plural, unless the context otherwise requires.

         26.     CAPTIONS OR HEADINGS.

         The captions or headings of paragraphs in this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing the provisions hereof if any question of intent should arise.

         27.     LANDLORD'S RIGHT OF ENTRY.

         Landlord and its authorized agents shall have the right to enter the Demised Premises during normal working hours for the following purposes: (a) inspecting the general condition and state of repair of the Demised Premises;
(b) any making of repairs required of Landlord; or (c) to show the building for any other legal or reasonable purpose.

         28.     OPTION TO PURCHASE.

                 a) For and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), the execution and delivery of certain other agreements of even date herewith by and between Landlord and Tenant, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord, for itself and its successors and assigns, hereby grants and gives to Tenant the right and option to purchase from Landlord, subject to the terms and conditions hereinafter set forth and as set fort in the Special Warranty Deed (the "Special Warranty Deed"), attached hereto as Exhibit "B," the Demised Premises. At time of such sale, Landlord shall cause the Bank to release its lien against the Demised Premises.

                 b) Provided Tenant is not then in default, it shall have the right and option to purchase the Demised Premises at any time during the term hereof, for a cash purchase price in an amount equal to Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) (the "Purchase Price"). Tenant's option to purchase the Demised Premises granted herein shall be exercised by giving written notice thereof to Landlord as herein provided. Within fifteen (15) days after Landlord's receipt of such written notice, the Landlord shall be obligated to convey and the Tenant shall be obligated to accept the Demised Premises pursuant to the terms of the Special Warranty Deed.

                 c) Landlord's sale of the Demised Premises to Tenant pursuant to the terms of this Paragraph 28 is subject to all of the disclaimers, waivers and other matters set forth in Paragraph 5 hereof, which are fully incorporated into this Paragraph 28 by reference.

                 d) At the Closing (defined below) Landlord shall provide Tenant an Owner Policy of Title Insurance, subject to the standard printed exceptions and all matters shown of record as of the date hereof. Landlord shall have no obligation to cure any defects in title, but shall render reasonable cooperation to Tenant in the event Tenant desires to cure any objections. In the event Tenant desires a survey of the Demised Premises, it may obtain one and, at Closing, Landlord shall give Tenant a credit of $10,000.00 for the survey.

                 e) Within the period provided in (b) above, a closing of the sale of the Demised Premises (the "Closing") shall occur at the offices of Sheinfeld, Maley & Kay, 1001 Fannin, Suite 3700, Houston, Texas 77002. At the Closing, Landlord shall (i) deliver to Tenant the Special Warranty Deed, executed and acknowledged by Landlord, conveying the Demised Premises to Tenant, subject to the terms and provisions therein; (ii) deliver to Tenant a FIRPTA Affidavit duly executed by Landlord, stating that Landlord is not a "foreign person" as defined in the federal Foreign Investment in Real Property Tax Act of 1980 and the 1984 Tax Reform Act, and in the event Landlord is unable or unwilling to deliver the FIRPTA Affidavit, in lieu thereof the Purchase Price payable to Landlord shall be adjusted in such a manner as to comply with the withholding provisions of such statutes; (iii) deliver to Tenant such evidence as Tenant's counsel may reasonably require authorizing the execution and delivery of all documents required to be executed by Landlord, and the consummation of the transactions contemplated herein; (iv) join with Tenant in the execution of a Closing Statement relating to the sale of the Demised Premises; and (v) execute such other necessary documents to effectuate the sale and transfer of the Demised Premises. At the Closing, Tenant shall (i) deliver, in cash, the Purchase Price to Landlord; (ii) deliver to Landlord such evidence as Landlord's counsel may reasonably require authorizing the execution and delivery of all documents required to be executed by Tenant, and the consummation of the transactions contemplated herein; (iii) join with Landlord in the execution of a Closing Statement relating to the sale of the Demised Premises; and (iv) execute such other necessary documents to effectuate the sale and transfer of the Demised Premises.

         29.     HOLDING OVER.

         In the event Tenant remains in possession of the Demised Premises or any portion thereof, after expiration of this Lease term without exercising its option to purchase or after termination of this Lease, then Tenant shall be deemed to be a tenant from month to month, at a monthly rental equal to 150% of the monthly rental provided for in the Lease unless otherwise agreed in writing by the Landlord and the Tenant.

         30.     NOTICES.

         Any notice or document required or permitted to be delivered hereunder may be delivered in person or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom directed at the addresses indicated below, or at such other addresses as may have theretofore been specified by written notice delivered in accordance herewith, as follows:

                 TO LANDLORD:

                          Smith Industries, Incorporated
                          8300 Hempstead Highway
                          P.O. Box 7398
                          Houston, TX 77248
                          Attn: Gary T. Jones, President

                 WITH COPY TO:

                          Sheinfeld, Maley & Kay, P.C.
                          1001 Fannin, Suite 3700
                          Houston, Texas 77002-6797
                          Attn: Adrienne Randle Bond, Esq.

                 TO TENANT:

                          Hanover Compressor Company
                          12001 N. Houston Rosslyn
                          Houston, Texas 77086
                          Attn: Michael A. O'Conner, Chairman

                 WITH COPY TO:

                          Sinex & Stephenson, L.L.P.
                          2323 S. Shepherd Drive, Suite 1400
                          Houston, Texas 77019
                          Attn: James F. Stephenson, Esq.

         31.     SEVERABILITY.

         If any provision in this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

         32.     BROKERAGE COMMISSIONS.

                 a) Subject to the terms of this Paragraph 32, Landlord agrees to pay to Appelt, Womack, Ricks, Herder and Parsley, Inc. ("Broker"), a brokerage commission equal to five percent (5%) of the monthly rental due under this Lease, month by month, if, as and when Landlord receives such monthly rental payments from Tenant. In the event Tenant exercises its option to purchase the Demised Premises in accordance with Paragraph 28 of this Lease, Landlord further agrees to pay to Broker, a brokerage commission equal to five percent (5%) of the Purchase Price, if, as and when Landlord receives the Purchase Price from the Tenant.

                 b) Landlord and Tenant each represents to the other that there has been no broker or finder other than the Broker engaged in connection with the sale or lease of the Demised Premises. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of the said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith.

         33.     EXHIBITS.

         All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part hereof for all purposes with the same force and effect as if copied at full length herein.

         34.     AMENDMENTS.

         No modifications, amendments or changes to any provision in this Lease shall be effective unless in writing.

         35.     SUCCESSORS AND ASSIGNS.

         The covenants and conditions hereof shall be binding upon and for the benefit of the heirs, executors, administrators, successors, permissive sublessees and assigns of the parties hereto, except as otherwise herein expressly provided. Without limiting the foregoing, all of Landlord's rights hereunder shall be assignable to the holder of the first lien on the Demised Premises, Bank, and Bank shall, upon foreclosure of its lien or receipt of a deed in lieu of foreclosure, be entitled to enforce all of Landlord's rights hereunder.

         36.     MEMORANDUM OF LEASE.

         A memorandum of this Lease shall be filed in the Real Property Records of Colorado County, Texas.

         EXECUTED on this ___day of January, 1995.

                                        LANDLORD:

                                        SMITH INDUSTRIES, INCORPORATED



                                        By:
                                           --------------------------------
                                           Gary T. Jones
                                           President


                                        TENANT:

                                        HANOVER COMPRESSOR COMPANY



                                        By:
                                           --------------------------------
                                           Michael A. O'Connor
                                           Chairman

                                   EXHIBIT A

         A tract or parcel of land containing 27.2 acres of land in the James Stuart Survey, Abstract 507, Colorado County, Texas, and being a portion of that certain 99.1 acre tract or parcel of land which is described as "Fourth Tract" in that certain Deed from Edmund Wendel, et ux, to E.V. Heffley, dated October 3, 1935, recorded in Volume 97 at Page 210-213 of the Deed Records in the Office of the County Clerk of Colorado County, Texas, said 27.2 acre tract or parcel of land being more particularly described by metes and bounds as follows, to-wit:

         Beginning at 3"x3" concrete monument at the base of old fence corner post, set at the more Westerly corner of the above-mentioned 99.1 acre tract or parcel of land;

         Thence North 45 degrees 25' 26" East along and with the Northwest boundary line of the above mentioned 99.1 acre tract or parcel of land a distance of 1786.84 feet to a 3"x3" concrete monument at the base of a fence corner post, 40 feet from the centerline of State F.M. Highway No. 949, which said concrete monument is in the Southwesterly right-of-way line of said State F.M. Highway No. 949;

         Thence South 44 degrees 47' 28" East along and with the Southwesterly right-of-way line of said State F.M. Highway 949, a distance of 662.10' to a 3'x3" concrete monument set in said Southwesterly right-of-way line of State F.M. Highway No. 949 for the more Easterly corner of this 27.2 acre tract;

         Thence South 45 degrees 25' 26" West a distance of 1782.71' to the Southwesterly boundary line of the above- mentioned 99.1 acre tract or parcel of land to a 3"x3" concrete monument at base of old fence corner post for corner;

         Thence North 45 degrees 09' 12" West along and with the Southwesterly boundary line of the above-mentioned 99.1 acre tract or parcel of land a distance of 662.10' to a 3"x3" concrete monument at base of old fence corner post set for the more Westerly corner of the above-mentioned 99.1 acre tract or parcel of land and the PLACE OF BEGINNING, containing 27.2 acres of land, together with all improvements thereon and together with and including all of the estate, right, title and, or, interest of Grantor in and, or, to that portion of the right-of-way for State F.M. Highway No. 949 upon which this 27.2 acre tract or parcel of land abuts;

         A tract or parcel of land containing 56.174 acres of land situated partly in the James Stuart Survey, Abstract 507, Colorado County, Texas, and partly in the John McCrosky Survey, Abstract 31, Colorado County, Texas, and described by metes and bounds as follows:

         Beginning for connection at a 3"x3" concrete monument at base of old fence corner post located at the more Westerly corner of the 99.1 acre tract or parcel of land which is described as "Fourth Tract" in that certain deed from Edmund Wendel, et ux to E.V. Heffley, dated October 3, 1935, recorded in Volume 97 at Page 210-213 of the Colorado County Deed Records, and, also, the more Westerly corner of a 27.2 acre tract or parcel of land described in deed of even date from Grantor to Grantee, thence South 45 degrees 09' 12" East along and with the Southwesterly boundary line of said 27.2 acre tract a distance of
         662.10 feet to a 3"x3" concrete monument set at base of old fence corner post and which concrete monument marks the more Southerly corner of said 27.2 acre tract or parcel of land;

         Thence South 47 degrees 40' West a distance of 430.27 feet to a 3"x3" concrete monument at base of old fence corner post;

         Thence South 36 degrees 59' 38" East a distance of 401.53 feet to a 3/8" iron Rebar near a 3"x3" concrete monument and 12" creosote fence corner post on the Northerly right-of-way line of Interstate Highway No. 10;

         Thence North 78 degrees 25' 25" East along and with the Northerly right-of-way of said Interstate Highway No. 10, a distance of 1,790.27 feet to a concrete highway monument in said Northerly right-of-way line of Interstate Highway No. 10, and thence continuing with the Northerly right-of-way line of said Interstate Highway No.10, North 56 degrees 38' 03" East a distance of 161.19 feet to a concrete highway monument, North 78 degrees 25' 25" East a distance of 99.52 feet to a concrete highway monument in said Northerly right-of-way line and being the more Westerly corner of a 1.917 acre tract or parcel of land now or formerly owned by Mrs. O.L. Gross and which is described in Deed recorded in Volume 101 at Page 493 of the Deed Records in the Office of the County Clerk of Colorado County, Texas;

         Thence North 37 degrees 23' 04" East along and with the Northwesterly line of said tract now or formerly owned by Mrs. O.L. Gross a distance of 444.78 feet to a 3"x3" concrete monument near base of a fence corner and old Iron, on the Southwesterly right-of-way line of State F.M. Highway No. 949; said 3"x3" concrete monument being 40 feet from the centerline of said State F.M. Highway No. 949;

         Thence North 44 degrees 47' 28" West along and with the Southwesterly right-of-way line of said State F.M. Highway No. 949 a distance of 1520.14 feet to a 3"x3" concrete monument set for the more Easterly corner of the said 27.2 acre tract or parcel of land described in deed of even date from Grantor to Grantee;

         Thence South 45 degrees 25' 26" West along and with the Southeasterly boundary line of the said 27.2 acre tract or parcel of land a distance of 1782.71 feet to a 3"x3" concrete monument at the base of old fence corner post marking the more Southerly corner of the said 27.2 acre tract or parcel of land and being the PLACE OF BEGINNING, together with and improvements thereon and together with and including all of the estate, right, title and, or, interest of Grantor in and, or, to the portions of the rights-of-way of said State F.M. Highway 949 and Interstate Highway No. 10 upon which this 56.174 acre tract or parcel of land abuts;